UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2012

Commission File No. 333-168413

ON-AIR IMPACT, INC.
 (Exact name of small business issuer as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or Organization)	27-2692640 (I.R.S. Employer Identification No.)

130 Maple Avenue, Suite 6D, Red Bank, NJ	07701
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (732) 530-7300

Not Applicable
(Former name or former address, if changed since last report.)

With Copies to:
Philip Magri, Esq.
The Sourlis Law Firm
The Courts of Red Bank
130 Maple Avenue, Suite 9B2
Red Bank, New Jersey 07701
Direct Dial: (954) 303-8027
Telephone: (732) 530-9007
Fax: (732) 530-9008
PhilMagri@SourlisLaw.com
www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm.

On January 3, 2012, On-Air Impact, Inc., a Nevada corporation (the “Company”), dismissed Berman & Company, P.A. as the Company’s independent registered public accounting firm (“Berman”), effective as of that date.  The Board of Directors of the Company approved of the dismissal on January 3, 2012

The Company had engaged Berman on March 20, 2011 to audit the Company's financial statements for the fiscal years ending May 31, 2011 and May 31, 2010, and to review the Company's unaudited financial statements for interim periods, commencing for the quarter ended February 28, 2011.

Berman audit report on the financial statements of the Company for the period May 26, 2010 (inception) to May 31, 2011, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

Since March 20, 2011, the date the Company engaged Berman as the Company’s independent registered public accounting firm in connection with Berman’s audit of the Company’s financial statements as of and for the period May 26, 2010 (inception) to May 31, 2011, through the date of dismissal on January 3, 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Berman to make reference in connection with Berman opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the period May 26, 2010 (inception) to May 31, 2011, through the date of Berman’s dismissal on January 3, 2012, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Berman with a copy of this Current Report on Form 8-K and requested that Berman furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has not received the requested letter from Berman at the time of filing this Form 8-K.  Upon the Company’s receipt of such letter from Berman, the Company will amend this Form 8-K and file the letter as an exhibit thereto pursuant to Item 304 of Regulation S-K.

Engagement of New Independent Registered Public Accounting Firm.

On January 13, 2012, the Company engaged W.T. Uniack & Co. CPA’s P.C. (“Uniack”) to serve as the Company’s independent auditors  to audit the Company's financial statements for the fiscal years ending May 31, 2011 and 2012 and to review the Company's unaudited financial statements for interim periods, commencing for the quarter ended November 30, 2011.

Prior to engaging Uniack, the Company had not consulted Uniack regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on its financial statements or a reportable event, nor did the Company consult with Uniack regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

ON-AIR IMPACT, INC.

Date: January 9, 2012	By: /s/ DOROTHY WHITEHOUSE
Name: Dorothy Whitehouse Title: Chief Executive Officer, President and Director (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)